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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                 APRIL 30, 2002

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-9466                                          13-3216325
(Commission File Number)                      (IRS Employer Identification No.)


                               745 SEVENTH AVENUE
                            NEW YORK, NY         10019
                        (Address of principal (Zip Code)
                               executive offices)

               Registrant's telephone number, including area code:

                                 (212) 526-7000






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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-61878 as exhibits thereto and are filed as part of this Report.

4.01 Global Security representing the Registrant's S&P 500(R) Index SUNS(R) (Stock Upside Note Securities(R)) Due April 30, 2005 (filed herewith)

4.02 Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's S&P 500(R) Index SUNS(R) (Stock Upside Note Securities(R)) Due April 30, 2005 (filed herewith)










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LEHMAN BROTHERS HOLDINGS INC.
                                                         (Registrant)



Date: April 30, 2002                             By: /s/ Barrett S. DiPaolo
                                                     --------------------------
                                                     Barrett S. DiPaolo
                                                     Vice President















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                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

4.01 Global Security representing the Registrant's S&P 500(R) Index SUNS(R) (Stock Upside Note Securities(R)) Due April 30, 2005

4.02 Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's S&P 500(R) Index SUNS(R) (Stock Upside Note Securities(R)) Due April 30, 2005















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